THIS CONVERTIBLE PROMISSORY NOTE(THE “NOTE”) AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE OR THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Original Issue Date: For the portions of the principal amount hereof, proportionately pursuant to the Total Principal Amount as of July 10, 2008 and Proportionate Percentage as set forth on Schedule A attached hereto

Reissue Date: July 10, 2008                                         No. 1

AMENDED AND RESTATED PROMISSORY NOTE

THIS AMENDED AND RESTATED PROMISSORY NOTE RESTATES IN ITS ENTIRETY THOSE CERTAIN PROMISSORY NOTES OF THE BORROWER, AS OF THE DATES AND AMOUNTS SET FORTH ON SCHEDULE A HERETO

FOR VALUE RECEIVED, GOLDSPRING, INC., a Florida corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of The Longview Fund, L.P. or registered assigns (the “Holder”) the sum of ($2,782,562.72) (the “Principal Amount”), on July 10, 2011 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of eleven percent (11%) per annum (the “Initial Interest Rate”) from July 10, 2008 (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. All payments due hereunder shall be made in lawful money of the United States of America or, at the option of the Holder, in whole or in part, in shares of common stock par value $.000666 per share (“Common Stock”) of the Borrower, valued at the then applicable Conversion Price (as defined herein). All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day. As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to remain closed.

The following terms shall apply to this Note:

ARTICLE I. INTEREST AND PREPAYMENT

1.1 Interest Rate. Subject to Section 1.3 hereof, interest payable on this Note shall accrue at the Initial Interest Rate a rate per annum of eleven percent (11%). Interest on the Principal Amount shall be simple interest, payable quarterly, in arrears, commencing on July __, 2008, and on the first day of each consecutive calendar quarter (i.e.: October 1, January 1, July 1 and July 1) thereafter (each, a “Repayment Date”) and on the Maturity Date, whether by acceleration or otherwise. At the Borrower’s option, interest may be paid in cash or in the Common Stock of the Borrower. If interest is paid in stock, the price per share of the stock shall be at a fifteen percent (15%) discount to the VOLUME WEIGHTED AVERAGE PRICE for the Borrower’s Common Stock for the ten trading days immediately prior to the date on which the interest payment is made by the Borrower.

The "VOLUME WEIGHTED AVERAGE PRICE" or “VWAP” for any security as of any date means the volume weighted average sale price on the Principal Market, as reported by, or as calculated based upon data reported by, Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by holders of a majority in interest of the Debentures and the Company ("BLOOMBERG") or, if no volume weighted average sale price is reported for such security, then the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the closing trade prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Volume Weighted Average Price is to be determined over a period of more than one Trading Day, then “VOLUME WEIGHTED AVERAGE PRICE” for the period shall mean the volume weighted average of the daily Volume Weighted Average Prices, determined as set forth above, for each Business Day during the period.

1.2 Default Interest Rate. Following the occurrence and during the continuance of an Event of Default, and in addition to any other remedies that Holder may have, the annual interest rate on this Note shall automatically be increased to fifteen percent (15%) (the “Default Interest Rate”), and all outstanding obligations under this Note, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at such interest rate applicable to such obligations until such Event of Default is cured or waived (any such amount referred to herein as “Default Interest”).

1.3 Prepayment. Provided an Event of Default has not occurred, whether or not such Event of Default has been cured, the Borrower will have the option of prepaying the outstanding Principal Amount (“Optional Redemption”), in whole or in part, by paying to the Lenders a sum of money equal to one hundred ten (110%) percent of the Principal Amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Lenders arising under the Notes, this Agreement or any other document through the Redemption Payment Date, as defined below (the “Redemption Amount”). Borrower’s election to exercise its right to prepay must be by notice in writing to the Lenders (“Notice of Redemption”). The Notice of Redemption shall specify the date for such Optional Redemption (the “Redemption Payment Date”), which date shall be not less than thirty (30) business days after the date of the Notice of Redemption (the “Redemption Period”).

ARTICLE II. CONVERSION RIGHTS

2.1 Conversion Right. The Holder shall have the right at any time, and from time to time, on or prior to the Maturity Date to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock (the “Conversion Shares”), of the Borrower, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the Conversion Price (as defined below) determined as provided herein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of Conversion Shares issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The Holder of this Note may waive the limitations set forth herein at its sole and absolute discretion by written notice of not less than sixty-one (61) days to the Borrower but in no circumstance may the Holder own, with its affiliates, more than 4.99% of the issued and outstanding stock of Borrower, whether by conversion or otherwise. The number of Conversion Shares to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price in effect on the date the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), is delivered to the Borrower by the Holder in accordance with Section 2.5 below. (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date plus (3) default interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any other amounts owed to the Holder pursuant to this Note.

2.2 Conversion Price.

(a) Calculation of Conversion Price. The term “Conversion Price” as used herein shall be equal to $.0175 per share.

(b) Deficiency Upon Conversion. Upon Conversion, in the event of any deficiency of any amounts due Holder hereunder, Borrower agrees to pay Holder, at Holder’s option any such deficiency in cash. If the Holder elects to be paid such deficiency in Common Stock, such Common Stock shall be valued at the Conversion Price, then in effect.

2.3  Application of Conversion Amounts. Any amounts converted by the Holder pursuant to Section 2.1 or paid by the Borrower shall be deemed to constitute payments of and applied, (i) first, any amounts owed other than accrued and unpaid interest (ii) second, against accrued and unpaid interest on the Principal Amount, and (iii) third, against the Principal Amount.

2.4 Authorized Shares. For so long as the conversion right exists, the Borrower has reserved and will continue to reserve (and, from time to time, amend its governing documents so as to maintain reserved) from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note and all other Convertible Securities, options or warrants. As of the date of issuance of this Note, the Borrower has a sufficient number of authorized and unissued shares of Common Stock that have been duly reserved for issuance upon conversion of this Note and such other securities (the “Reserved Amount”). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which this Note shall be convertible at their then current conversion price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of this Note. The Borrower agrees that the issuance of this Note by Borrower and execution hereof by Borrower shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time a Holder of this Note submits a Notice of Conversion, and the Borrower does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article II (a “Conversion Default”), the Borrower shall issue to the Holder all of the shares of Common Stock which are then available to effect such conversion. The portion of this Note which the Holder included in its Conversion Notice and which exceeds the amount which is then convertible into available shares of Common Stock (the “Excess Amount”) shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the Holder’s option at any time after) the date additional shares of Common Stock are authorized by the Borrower to permit such conversion. The Borrower shall use its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable following the earlier of (i) such time that the Holder notifies the Borrower or that the Borrower or Borrower otherwise becomes aware that there are or likely will be insufficient authorized and unissued shares to allow full conversion thereof and (ii) a Conversion Default. The Borrower shall send notice to the Holder of the authorization of additional shares of Common Stock, and the Authorization Date.

Nothing herein shall limit the Holder’s right to pursue actual damages against Borrower for the Borrower’s failure to maintain a sufficient number of authorized shares of Common Stock or to repay this Note, and each Holder shall have the right to pursue all remedies available at law or in equity (including degree of specific performance and/or injunctive relief or under any of the Loan Documents.

2.5 Method of Conversion.

(a) Mechanics of Conversion. Subject to Section 2.1, this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile or other reasonable means of communication dispatched on the Conversion Date prior to 5:00 p.m., New York, New York time) and (B) subject to Section 2.5(b), surrendering this Note at the principal office of the Borrower.

(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount, and any interest, penalties and fees due theron, of this Note is so converted. The Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. Holder shall have 60 days post transfer in which to return the old Note to Borrower.

THE HOLDER AND ANY ASSIGNEE, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE AND AGREE THAT, BY REASON OF THE PROVISIONS OF THIS PARAGRAPH, FOLLOWING CONVERSION OF A PORTION OF THIS NOTE, THE UNPAID AND UNCONVERTED PRINCIPAL AMOUNT OF THIS NOTE REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF.

(c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower or the Transfer Agent, as the case may be, shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Borrower or the Transfer Agent, as the case may be, the amount of any such tax or shall have established to the satisfaction of the Escrow Agent or the Transfer Agent, as the case may be, that such tax has been paid.

(d) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 2.5, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within two (2) business days (the “Deadline”) after such receipt in accordance with the terms hereof.

(e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the Holder of record of the Common Stock issuable upon such conversion (the “Conversion Shares”), the outstanding principal amount and the amount of accrued and unpaid interest (and any other unpaid amounts) on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article II, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date with respect to a Notice of Conversion shall be the date on which the Notice of Conversion is given so long as the Notice of Conversion is received by the Escrow Agent before 5:00 p.m., New York, New York time, on such date; or if received after 5:00 p.m. New York, New York time the Conversion Date shall be the following date. Upon failure of the Borrower to timely deliver the shares of Common Stock issuable upon any such conversion, the Holder shall be entitled, as liquidated damages and not as a penalty, to a cash payment equal to 1.5% of the dollar amount of any such conversion for each 30-day period (or pro-rata for any portion thereof) following five (5) business days after the Conversion Date until delivery of the Conversion Shares.

2.6 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 2.6 and who is an Accredited Investor (as defined in the Act). Except as otherwise provided in the Agreement (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Act as contemplated by Article IV hereof or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, including the provisions of Rule 144 and the shares are so sold or transferred, or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. Nothing in this Note shall (i) limit the Borrower’s obligation under the Agreement or (ii) affect in any way the Holder’s obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.

For purposes of determining the original date of issuance for Rule 144 “tacking” purposes, each conversion request shall be construed to apply against that portion of the principal amount of the Note then remaining outstanding with the earliest original issuance date as set forth on Schedule A hereto.

2.7 Effect of Certain Events.

(a) Effect of Merger, Consolidation, Etc. The sale, conveyance or disposition of all or substantially all of the assets of the Borrower to any Person (as defined below) other than to a wholly-owned subsidiary of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person or Persons when the Borrower is not the survivor shall: (i) be deemed to be an Event of Default (as defined in Article IV) and, at the sole and absolute discretion of holder, may be treated pursuant to Section 2.7(b) hereof. “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower and other than to a wholly-owned subsidiary of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not effect any transaction described in this Section 2.7(b) unless (a) it first gives, to the extent practicable, thirty (30) days prior written notice (but in any event at least fifteen (15) days prior written notice) of the record date of the special meeting of stockholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note or, if such transaction results in an Event of Default, declare such an Event of Default) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 2.7(b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c) Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

(d) Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

(e) Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(f) Purchase Rights. If, at any time when this Note is issued and outstanding, the Borrower issues any convertible securities or rights to purchase stock, warrants, securities or other property (the “Purchase Rights”) pro rata to the record holders of its Common Stock, then the Holder of this Note will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(g) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in the second sentence of Section 2.2(a) and/or this Section 2.7, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

(h) Spin-Off. If, at any time while any portion of this Note remains outstanding, the Borrower spins off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the "Spin Off") in which the Borrower, in addition to or in lieu of any other compensation received and retained by the Borrower for such business, operations or assets, causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Borrower, the Borrower shall cause to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's Note outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Borrower,(the "Outstanding Notes") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"). Notwithstanding the foregoing, nothing herein shall be demand to permit any spin off that would result in any Event of Default.

(i) Share Issuance. So long as this Note is outstanding, if the Borrower shall issue any Common Stock, prior to the complete conversion of this Note for a consideration less than the Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issuance, the Conversion Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security or debt instrument of the Borrower, carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock or the modification of any of the foregoing which may be outstanding shall result in an adjustment to the Conversion Price upon the modification or issuance of the above-described security, debt instrument, warrant, right, or option and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price.

2.8 Status as Stockholder. Upon submission of a Notice of Conversion by a Holder, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder’s allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the third (3rd) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon as practicable, return such unconverted Note to the Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies for the Borrower’s failure to convert this Note Including ability to rescind the Notice if delivery is not made in a timely manner.

ARTICLE III. EVENTS OF DEFAULT

The occurrence of any of the following events of default (each, an "Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

3.1 Event of Default under Loan Document and other Documents; Cross Defaults. A default by the Borrower of a material term, covenant, warranty or undertaking of any mining, exploitation or similar agreement, or other agreement to which the Borrower is a party; or the occurrence of a material event of default under any such other agreement relating to indebtedness of the Borrower which, in each case, is not cured after any required notice and/or cure period.

Anything to the contrary in this section notwithstanding, an Event of Default shall not be deemed to have occurred as a result of an existing default as of the date hereof under any agreement or instrument between the Borrower and Winfield, unless such existing default remains uncured and is continuing beyond five (5) days from notice provided in accordance herewith.

3.2 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest, fees or penalties thereon within 10 business days of when due on this Note, whether at maturity, upon acceleration or otherwise.

3.3 Conversion and the Shares. The Borrower fails to issue (or fails to timely issue) shares of Common Stock to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause the Borrower and/or its transfer agent to transfer any certificate for shares of Common Stock issuable to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note or the other Loan Documents, or fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issuable to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note or the other Loan Documents(or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for five (5) days after the Borrower shall have been notified thereof in writing by the Holder.

3.4 Reservation of Shares. The Borrower at any time does not have sufficient shares of Common Stock authorized for issuance upon conversion of this Note, after reserving sufficient number of shares for issuance upon exercise or conversion of all other warrants, options or convertible securities outstanding from time to time; provided, however, that there shall no longer be deemed an Event of Default under this Section 3.4 if and for so long as (i) the Borrower amends its Governing Documents prior to any attempted Conversion of the Note or exercise of the Warrant or (ii) if other common stock or outstanding convertible securities are redeemed, cancelled or expire, thereby permitting conversion of the Note.

3.5 Breach of Covenants. The Borrower breaches any material covenant or any other material term or condition contained in this or any other Note or any other loan document between either the Longview Fund, L.P., John Winfield or any of John Winfield’s affiliated entities and Borrower, or any mining, exploitation or similar agreement to which Borrower is a party, or otherwise and such breach continues for a period of five (5) days after written notice thereof to the Borrower from the Holder (or any other Holder or Collateral Agent).

3.6 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith, shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note;

3.7 Receiver or Trustee. The or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

3.8 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $15,000, and shall remain un-vacated, un-bonded or un-stayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld;

3.9 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower is not dismissed within sixty (60) days; or

3.10 Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCBB, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange, or shall fail to comply in all material responses with the reporting requirements of the Act or Exchange Act.

3.11  Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension that lasts for five or more consecutive trading days.

3.12 Other Defaults. Any other event specifically described or identified as such herein.

ARTICLE IV. MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail or recognized overnight courier service to Goldspring, Inc., Box 1118, Virginia City, NV 89440, telefax number 775-847-4762, with a copy to Jolie Kahn, Esq., 17 Battery Place, Suite 300, New York, NY 10005, telefax number 866-705-3071.
4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and Borrower their successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6 Governing Law. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE OR UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE. THIS NOTE MAY BE ENFORCED BY, AN ANY ACTION MAY BE INITIATED BY, COLLATERAL AGENT ON BEHALF OF ANY HOLDERS.

4.7 Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding Principal Amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus any Default Interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.
4.8 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

4.9 Damages Shares. Any shares of Common Stock that may be issuable to the Holder pursuant to this Note in excess of the Conversion Shares (“Damages Shares”) shall be treated as Common Stock issuable upon conversion of this Note for all purposes hereof and shall be subject to all of the limitations and afforded all of the rights of the other shares of Common Stock issuable hereunder or pursuant to any of the other Loan Documents, including without limitation, the right to be included in the Registration Statement.

4.10 Denominations. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations as the Holder shall request.

4.11 Notice of Corporate Events. Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting or other corporate or company action of the Borrower’s shareholders (and copies of proxy materials and other information sent to shareholders).

4.12 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required. This Note shall be deemed an unconditional obligation of Borrower for the payment of money and, without limitation to any other remedies Holder may be enforced against Borrower by summary proceeding pursuant to N.Y. Civil Procedure Law and rules Sect. 3213 or any similar rule or statute in the jurisdiction where enforcement is sought.

4.13 Piggyback Registration Rights. If the Borrower at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Conversion Shares (“Registrable Securities”) for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Borrower within ten (10) days after the giving of any such notice by the Borrower, to register any of the Registrable Securities not previously registered, the Borrower will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Borrower, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the “Seller” or “Sellers”).

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the date first written above.

GOLDSPRING, INC.

By:	/s/ Robert T. Faber
Name:	Robert T. Faber
Title:	President and Chief Executive Officer

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Notes)

The undersigned hereby irrevocably elects to convert $________principal amount of the Note (defined below) into shares of common stock, par value $______ per share ("Common Stock"), of Goldspring, Inc., a Florida Corporation (the "Borrower") according to the conditions of the convertible Notes of the Borrower dated as of October 31, 2006 (the "Notes"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

  Name:______________________________________________
    Address:________________________________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

Date of Conversion:____________________________
Applicable Conversion Price:____________________
Number of Shares of Common Stock to be Issued:____
Pursuant to Conversion of the Notes:__________
Signature:____________________________________
Name:_______________________________________
Address:_____________________________________

SCHEDULE A TO AMENDED AND RESTATED PROMISSORY NOTE DATED JULY 10, 2008

SUMMARY OF UNSECURED PROMISSORY NOTES WITH LONGVIEW

Entity Name:	Longview LP
Date of note:	September 27, 2005
Original amount of note:	$300,000
Unpaid principal balance:	$300,000
Maturity date:	July 15, 2007 (Extended to January 31, 2008)
Interest rate:	17% default, 15% Regular Interest
Accrued Interest at 7/10/08:	$172,870.08
Description of collateral or personal guarantees (If none, please so indicate): None
Total Principal Amount as of July10, 2008 and Proportionate Percentage:

Entity Name:	Longview LP
Date of note:	December 6, 2005
Original amount of note:	$275,000
Unpaid principal balance:	$275,000
Maturity date:	June 22, 2007 (Extended to January 31, 2008)
Interest rate:	16% Regular Rate, 22% Default
Accrued Interest at 7/10/08:	$155,963.19
Description of collateral or personal guarantees (If none, please so indicate): None
Total Principal Amount as of July 10, 2008 and Proportionate Percentage:

Entity Name:	Longview LP
Date of note:	December 22, 2005
Original amount of note:	$100,000
Unpaid principal balance:	$100,000
Maturity date:	June 22, 2007 (Extended to January 31, 2008)
Interest rate:	16% Regular Rate, 22% Default
Accrued Interest at 7/10/08:	$56,002.64
Description of collateral or personal guarantees (If none, please so indicate): None
Total Principal Amount as of July 10, 2008 and Proportionate Percentage:

Entity Name:	Longview LP
Date of note:	February 2, 2006
Original amount of note:	$250,000
Unpaid principal balance:	$250,000

Maturity date:	June 22, 2007 (Extended to January 31, 2008)
Interest rate:	16% Regular Rate, 22% Default
Accrued Interest at 7/10/08:	$98,163.85
Description of collateral or personal guarantees (If none, please so indicate): None
Total Principal Amount as of July 10, 2008 and Proportionate Percentage:

Entity Name:	Longview LP
Date of note:	March 10, 2006
Original amount of note:	$150,000
Unpaid principal balance:	$150,000
Maturity date:	June 22, 2007 (Extended to January 31, 2008)
Interest rate:	16% Regular Rate, 22% Default
Accrued Interest at 7/10/08:	$56,237.44
Description of collateral or personal guarantees (If none, please so indicate): None
Total Principal Amount as of July 10, 2008 and Proportionate Percentage:

Entity Name:	Longview LP
Date of note:	July 13, 2007
Original amount of note:	$300,000
Unpaid principal balance:	$300,000
Maturity date:	November 10, 2007 (Extended to January 31, 2008)
Interest rate:	16% Regular Rate, 18% Default Interest
Accrued Interest at 7/10/08:	$58,525.54
Description of collateral or personal guarantees (If none, please so indicate): None
Total Principal Amount as of July 10, 2008 and Proportionate Percentage:

Entity Name:	Longview LP
Date of note:	October 5, 2007
Original amount of note:	$200,000
Unpaid principal balance:	$200,000
Maturity date:	October 5, 2008
Interest rate:	0% Regular Rate, 18% Default Interest
Accrued Interest at 7/10/08:	$0
Description of collateral or personal guarantees (If none, please so indicate): None
Total Principal Amount as of July 10, 2008 and Proportionate Percentage:

Entity Name:	Longview LP
Date of note:	February 29. 2008
Original amount of note:	$600,000
Unpaid principal balance:	$600,000
Maturity date:	February 28, 2009
Interest rate:	4.9% Regular Rate, 18% Default Interest
Accrued Interest at 7/10/08:	$9,799.98
Description of collateral or personal guarantees (If none, please so indicate): None
Total Principal Amount as of July 10, 2008 and Proportionate Percentage: